SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:
___      Preliminary Information Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
_X_      Definitive Information Statement

                           Sierra Monitor Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


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          pursuant to Exchange Act Rule 0-11:  N/A
                                             -----------------------------------
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                                                              ------------------
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                             ---------------------------------------------------
___   Fee paid previously with preliminary materials.
___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)    Amount Previously Paid:   N/A
                                     -------------------------------------------
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                         -------------------------------------------------------

                           SIERRA MONITOR CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 16, 2002

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sierra Monitor Corporation (the "Company") will be held at the Company's principal executive offices located at 1991 Tarob Court, Milpitas, California, on Thursday, May 16, 2002, at 10:00 a.m. local time, for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2. To ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Information Statement accompanying this Notice and in the Annual Report on Form 10-KSB which was separately previously mailed to shareholders on April 2, 2002.

         Only shareholders of record at the close of business on April 10, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person.

                                                     For the Board of Directors
                                                     SIERRA MONITOR CORPORATION

                                                     /s/ Gordon R. Arnold

                                                     Gordon R. Arnold
                                                     President

Milpitas, California
April 12, 2002

--------------------------------------------------------------------------------
                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
--------------------------------------------------------------------------------

                           SIERRA MONITOR CORPORATION

                            INFORMATION STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 16, 2002

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         The enclosed Information Statement has been prepared on behalf of the Board of Directors of Sierra Monitor Corporation, a California corporation ("Sierra Monitor" or the "Company"), with respect to Sierra Monitor's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 16, 2002 at 10:00 a.m. local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

         Sierra Monitor's principal executive offices are located at 1991 Tarob Court, Milpitas, CA 95035. The telephone number at that address is (408) 262-6611.

         This Information Statement was mailed on or about April 10, 2002 to all shareholders entitled to vote at the Annual Meeting.

                          INFORMATION CONCERNING VOTING

Record Date and Shares Outstanding

         Shareholders of record at the close of business on April 10, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, Sierra Monitor had issued and outstanding 10,971,546 shares of Common Stock.

Voting

         Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. No shareholder, however, shall be entitled to cumulate votes for any candidate unless (i) the candidate's name has been placed in nomination prior to the voting and (ii) the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote. Votes against a particular proposal are counted for purposes of determining the presence or absence of a quorum and are also counted as having been "voted" with respect to the proposal for purposes of determining whether the requisite majority of voting shares has been obtained. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting. The Company further believes that abstentions should be counted as having been voted with respect to the election of directors or the other proposals set forth herein for purposes of determining whether the requisite majority of the shares has been obtained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions with respect to the election of directors and the proposals set forth herein in this manner.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

         A board of four directors is to be elected at the Annual Meeting. The Board of Directors of Sierra Monitor has authorized the nomination at the Annual Meeting of the persons named below as candidates. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

         The names of the nominees and certain information about them are set forth below:

                                                                                                    Director
        Name of Nominee               Age                     Principal Occupation                    Since
--------------------------------  ------------   -----------------------------------------------  --------------
Gordon R. Arnold                      56         President, Chief Financial Officer, Secretary        1989
                                                 and Director of the Company

C. Richard Kramlich                   66         General Partner, New Enterprise Associates -         1989
                                                 Venture Capital

Jay T. Last                           72         President, Hillcrest Press                           1989

Robert C. Marshall                    70         Principal, Selby Venture Partners                    1998
----------------------------------------------------------------------------------------------------------------

         GORDON R. ARNOLD joined Sierra Monitor Corporation, a California corporation ("Old Sierra"), in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in April 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

         C. RICHARD KRAMLICH became a director of Old Sierra in February 1980 and remained a director of the Company following the merger between Old Sierra and UMF. Since 1978, he has been a General Partner of New Enterprise Associates, a venture capital firm. Mr. Kramlich is also a director of Juniper Networks, Chalone Inc., and Silicon Graphics.

         JAY T. LAST was a director of UMF from 1977 until September 1989 and became a director of the Company following the merger of Old Sierra and UMF. Mr. Last is the President of Hillcrest Press, a publishing company, and has been a business and technical consultant for over five years.

         ROBERT C. MARSHALL has been the principal Selby Venture Partners, a venture capital firm, since October 1997. Mr. Marshall was President and CEO of Infogear Technology from April 1996 to October 1997. Prior to April 1996, Mr. Marshall held senior executive management positions with Tandem Computers for more than 20 years.

Vote Required

         The four nominees receiving the highest number of affirmative votes of the shares entitled to vote shall be elected as directors of the Company. Votes withheld from any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders vote FOR the re-election of the above-named directors to the Board of Directors of the Company.

                  PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed KPMG LLP as the independent public accountants of the Company for the current fiscal year ending December 31, 2002. It is expected that a representative of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Fees Billed to the Company by KPMG LLP During Fiscal Year 2001

Audit Fees:

         Audit fees billed during the fiscal year ended December 31, 2001 to the Company by KPMG LLP for the audit of our annual financial statements reviews of the condensed financial statements included in our quarterly reports were $65,000.

Financial Information Systems Design and Implementation Fees:

         The Company did not engage KPMG LLP to provide any advice to the Company regarding financial information systems design and implementation during fiscal year 2001.

All Other Fees:

         The Company did not engage KPMG LLP to provide any other services to the Company regarding financial information systems design and implementation during fiscal year 2001.


Required Vote

         Approval of the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002 requires the affirmative vote of the holders of a majority of shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date. In the event of a negative vote on such ratification, the Board of Directors will reconsider such appointment.

Recommendation of the Board of Directors

         The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth the shares of Common Stock beneficially owned as of the Record Date by the following persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, by each director of the Company, by the Chief Executive Officer of the Company, by the other executive officers of the Company, and by all directors and officers of the Company as a group:

                                                                                              Shares
                                                                                      Beneficially Owned (2)
                                                                               -------------------------------------
      Five-Percent Shareholders, Directors and Executive Officers (1)                 Number           Percent
-----------------------------------------------------------------------------  -----------------  ------------------
Five-Percent Shareholders:

Shires Income plc. .........................................................          1,549,134         13.5%
   c/o Glasgow Investment Managers
   Sutherland House, 149 St. Vincent Street
   Glasgow, Scotland G2-5DR

Directors and Executive Officers:

C. Richard Kramlich (3).....................................................          2,034,494         17.5%

Jay T. Last.................................................................          2,016,942         17.6%

Gordon R. Arnold (4)........................................................          1,073,619          9.4%

Edward K. Hague (5).........................................................            494,908          3.3%

Robert C. Marshall..........................................................            247,254          2.1%

Stephen R. Ferree (6).......................................................            230,000          2.0%

Michael C. Farr (7).........................................................            174,000          1.5%

All officers and directors as a group (8 persons)(2)-(8)....................          6,271,217         54.6%

-------------

(1)      Unless  otherwise  indicated,  the  business  address  of  each  of the
         beneficial   owners  listed  in  this  table  is:  c/o  Sierra  Monitor
         Corporation, 1991 Tarob Court, Milpitas, California 95035.

(2) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 100,000 shares held by Pamela P. Kramlich, Mr. Kramlich's wife.

(4) Includes 100,000 shares subject to stock options exercisable within 60 days of the Record Date.

(5) Includes 264,583 shares subject to stock options exercisable within 60 days of the Record Date.

(6) Includes 75,000 shares subject to stock options exercisable within 60 days of the Record Date.

(7) Includes 75,000 shares subject to stock options exercisable within 60 days of the Record Date.

(8) Includes an aggregate of 514,583 shares subject to stock options exercisable within 60 days of the Record Date.

                                   MANAGEMENT

Executive Officers

         The current executive officers of the Company and their ages are as follows:

                Name                      Age                               Positions
 -----------------------------------   -----------  -----------------------------------------------------------

 Gordon R. Arnold                          56       President, Chief Financial Officer, Secretary and Director

 Michael C. Farr                           44       Vice President, Operations

 Stephen R. Ferree                         54       Vice President, Marketing

 Edward K. Hague                           40       Vice President, Engineering

 Robert J. Kot                             51       Vice President, Sales

         Executive officers hold office until their successors are chosen, subject to early removal by the Board of Directors.

         There are no family relationships between any of the directors or executive officers of the Company.

Board Meetings and Committees

         The Board of Directors held four meetings during the fiscal year ended December 31, 2001. Each current Director attended all of the meetings of the Board of Directors held during the last fiscal year. The Board of Directors does not have a standing nominating or compensation committee or other any other committees performing similar functions.

         The Company's Board of Directors has previously approved and adopted an Audit Committee Charter. The purposes of the Audit Committee are to oversee that Company management has established and maintained (i) the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company, (ii) processes to assure that an adequate system of internal controls is functioning within the Company, and (iii) processes to assure compliance by the Company with all applicable laws, regulations and Company policies.

         The members of the Audit Committee currently include all of the outside members of the Company's Board of Directors (directors Kramlich, Last and Marshall), and director Kramlich currently serves as the committee chairman. The Company believes that all three Audit Committee members are independent directors as defined in Rule 4200(a)(14) of the listing standards of the National Association of the Securities Dealers. The Audit Committee held two meetings during fiscal year 2001.

Audit Committee Report

         The Audit Committee has reviewed and discussed the Company's financial statements and financial reporting process with the Company's management, which has the primary responsibility for the financial statements and financial reporting processes, including the system of internal controls. KPMG LLP, the Company's current independent auditors are responsible for performing an independent audit of the consolidated financial statements of the Company and for expressing an opinion on the conformity of those financial statements with generally accepted accounting principals. The Audit Committee reviews and monitors these processes and receives reports from KPMG LLP and Company management. The Audit Committee also discussed with KPMG LLP the overall scope and plans of their audits, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting processes.

         The Audit Committee has discussed with KPMG LLP those matters required to be discussed by Statement of Auditing Standards No. 61 ("Communication With Audit Committees"). KPMG LLP has discussed with the Audit Committee that firm's independence from management and the Company and anticipates providing the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") at the next Audit Committee meeting to be conducted on May 16, 2002.

         The Audit Committee has also considered whether KPMG LLP 's provision of non-audit services (such as internal audit assistance, tax-related services and due diligence procedures, services and advice related to acquisitions) to the Company would be compatible with maintaining the independence of KPMG LLP with respect to the Company and its management. No such services were provided in the year ended December 31, 2001.

         Based upon the reviews, discussions and considerations referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2001, and that KPMG LLP be appointed as the independent auditors for the Company for fiscal year 2002. The foregoing report is provided by the following members of the Company's Board of Directors, who constitute the Audit Committee:

C. Richard Kramlich                 Jay T. Last               Robert C. Marshall
Chairman                            Member                    Member


Compensation of Directors

         Directors of the Company who are not employees receive a fee of $100 for each Board meeting they attend. Directors receive no other fees.

Certain Relationships and Related Transactions

         None.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the cash compensation, including bonuses, paid to the Chief Executive Officer of the Company and the three next most highly paid executive officers for the three fiscal years ended December 31, 2001. No other executive officer of the Company received more than $100,000 in compensation during fiscal year 2001.

                           Summary Compensation Table

                                                                              Long-Term
                                                                             Compensation
                                                                                Awards
                                                                          -------------------
                                                Annual Compensation           Securities
                                            ----------------------------      Underlying            All Other
                                               Salary          Bonus           Options             Compensation
 Name and Principal Position                    ($)             ($)              (#)                   ($)
-----------------------------------         -------------  -------------  -------------------  ---------------------
Gordon R. Arnold                      2001        90,843            0             100,000            107,229 (1)
    Chief Executive Officer           2000        93,221            0                   0             95,462 (2)
                                      1999        84,735            0                   0             72,325 (3)
Michael C. Farr                       2001       105,183            0              25,000             60,219 (4)
    Vice President, Operations        2000       102,267            0                   0             50,638 (5)
                                      1999        92,973            0                   0             39,083 (6)
Stephen R. Ferree                     2001        98,030            0              25,000             51,343 (7)
    Vice President, Marketing         2000        95,946            0                   0             43,715 (8)
                                      1999        87,255            0                   0             30,806 (9)
 Edward K. Hague                      2001       177,709            0             100,000             38,153(10)
    Vice President, Engineering       2000       167,161            0                   0              2,242(11)
                                      1999       135,710            0             100,000              3,115(12)

----------------

(1) Represents $103,841 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $2,859 under the Company's medical insurance plan paid in fiscal 2001.

(2) Represents $92,020 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $2,913 under the Company's medical insurance plan paid in fiscal 2000.

(3) Represents $68,741 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $211 life insurance premium, and $3,023 under the Company's medical insurance plan paid in fiscal 1999.

(4) Represents $55,853 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $3,837 under the Company's medical insurance plan paid in fiscal 2001.

(5) Represents $45,390 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $4,719 under the Company's medical insurance plan paid in fiscal 2000.

(6) Represents $34,635 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $211 life insurance premium, and $3,887 under the Company's medical insurance plan paid in fiscal 1999.

(7) Represents $45,770 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $5,044 under the Company's medical insurance plan paid in fiscal 2001.

(8) Represents $36,187 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $6,999 under the Company's medical insurance plan paid in fiscal 2000.

(9) Represents $27,222 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $211 life insurance premium, and $3,023 under the Company's medical insurance plan paid in fiscal 1999.

(10) Represents $32,321 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $5,303 under the Company's medical insurance plan paid in fiscal 2001.

(11) Represents $6,177 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $5,536 under the Company's medical insurance plan paid in fiscal 2000.

(12) Represents a $350 contribution by the Company under its 401(k) plan, $211 life insurance premium, and $2,554 under the Company's medical insurance plan paid in fiscal 1999.

                             EMPLOYEE BENEFIT PLANS

         The following table sets forth the number and terms of options granted to the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2001:

                        Option Grants in Last Fiscal Year

                                   Individual Grants
----------------------------------------------------------------------------------------
                                                                                             Potential Realizable
                                                                                               Value at Assumed
                             Number of        % of Total                                     Annual Rates of Stock
                            Securities          Options                                       Price Appreciation
                            Underlying        Granted to       Exercise                       for Option Term (4)
                              Options        Employees in     Price (2)     Expiration    ---------------------------
          Name              Granted (1)       Fiscal Year     ($/Share)      Date (3)       5% ($)         10% ($)
-------------------------  --------------  -----------------  -----------  -------------  ------------   ------------
Gordon R. Arnold              100,000            21.4%          $1.48       10/21/2011       93,076        235,874

Michael C. Farr                25,000             5.4%          $1.48       10/21/2011       23,269         58,968

Stephen R. Ferree              25,000             5.4%          $1.48       10/21/2011       23,269         58,968

Edward K. Hague               100,000            21.4%          $1.48       10/21/2011       93,076        235,874

--------------

(1) The Company granted options to purchase an aggregate of 467,000 shares of the Company's Common Stock to employees during fiscal year 2001 pursuant to the Company's 1996 Stock Option Plan.

(2) All options presented in this table were granted at an exercise price equal to the then fair market value of a share of the Company's Common Stock on the date of grant, as determined with reference to the trader of the Company's stock on the over counter bulletin board of NASDAQ.

(3) All options presented in this table may terminate before the stated expiration upon the termination of optionee's status as an employee, consultant or director, including upon the optionee's death or disability.

(4) The assumed 5% and 10% compound rates of annual stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. Assuming a ten year term of the option, the total calculated compounded amount of stock appreciation is 63% (assuming 5% per year) and 159% (assuming 10% per year).

      The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock and the fiscal year end value of unexercised options held by each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2000:

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                           Number of Securities           Value of Unexercised
                                                          Underlying Unexercised        In-the-Money Options (1)
                                                                Options at                         At
                            Shares         Value           Fiscal-Year End (#)             Fiscal-Year End ($)
                         Acquired on     Realized   -------------------------------- --------------------------------
        Name             Exercise (#)       ($)       Exercisable     Unexercisable    Exercisable    Unexercisable
---------------------  --------------- ------------ --------------  ---------------- -------------- -----------------
Gordon R. Arnold                 0             0         95,833          104,167          92,709            3,292

Michael C. Farr                  0             0         72,917           27,083          68,103            1,646

Stephen R. Ferree                0             0         72,917           27,083          68,103            1,646

Edward K. Hague                  0             0        243,750          156,250         213,688           47,312

---------------

(1) Represents the market value of the securities underlying the options at the fiscal year end, less the exercise price of "in-the-money" options. The closing price of the Company's last reported sale of Common Stock on December 31, 2001 was $1.35 per share. Includes incentive stock options previously granted to employees under the Company's 1986 and 1996 Option Plans with exercise prices ranging from $0.22 to $1.48 per share.

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

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 2000 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, except that in connection with the hiring of Robert J. Kot as the Company's Vice President, Sales, his initial Form 3 was inadvertently filed late due to administrative and clerical error, during the fiscal year ended December 31, 2001, all remaining Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders were complied with.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting.


                                                For the Board of Directors
                                                SIERRA MONITOR CORPORATION

                                                /s/ Gordon R. Arnold

                                                Gordon R. Arnold
                                                President

Dated:  April 10, 2002

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